SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 20, 2004

(Date of Report)

AT&T WIRELESS SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16567	91-1379052

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

7277-164th Ave. NE, Building 1, Redmond, Washington 98052

(Address of Principal Executive Offices, including Zip Code)

(425) 580-6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

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(c)	Exhibits:

     99.1 Press Release dated April 20, 2004

Item 9. Regulation FD Disclosure

     On April 20, 2004, AT&T Wireless Services, Inc. pre-announced selected financial and operating results for the quarter ended March 31, 2004. The press release is attached hereto as Exhibit 99.1 and incorporated by reference.*

Item 12. Disclosure of Results of Operations and Financial Condition

     On April 20, 2004, AT&T Wireless Services, Inc. pre-announced selected financial and operating results for the quarter ended March 31, 2004. The press release is attached hereto as Exhibit 99.1 and incorporated by reference.*

      * The information furnished under Item 9 and Item 12 of this Current Report of Form 8-K, including the exhibit attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T WIRELESS SERVICES, INC.

Dated April 20, 2004	By /s/ Benjamin F. Stephens
Benjamin F. Stephens
Assistant Secretary

Exhibit Index

99.1     AT&T Wireless Press Release dated April 20, 2004.